As filed with the Securities and Exchange Commission on August 28, 2000. Registration No. 333-25443


             SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 4 TO

                                   FORM S-6


          FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF
                  UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

         Kansas City Life Variable Life Separate Account (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64141-6139
                  (Complete address of depositor's principal
                           executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                    3520 Broadway  Kansas City,  Missouri  64141-6139  (Name and
               complete address of agent for service)


Copy to:  Stephen E. Roth, Esq.
          Sutherland, Asbill & Brennan LLP
          1275 Pennsylvania Avenue, N.W.
          Washington, D.C.  20004-2415


It is proposed that this filing will become effective:

___immediately upon filing pursuant to paragraph (b) of Rule 485
_X_on August 29, 2000 pursurant to paragraph (b) of Rule 485
___60 days after filing pursuant to paragraph (a)(i) of Rule 485
___on (date) pursuant to paragraph (a)(i) of Rule 485
Copy to:  Stephen E. Roth Esq.
Sutherland, Asbill & Brennan
1275 Pennsylvania Ave, N.W.
Washington, D.C.  20004-2415


Securities Being Offered -- Flexible Premium Variable Joint Survivorship Life Insurance Contracts.


The Prospectus is incorporated by reference to the Prospectus included in Registrant's Post-Effective Amendment No.3 to Form S-6, Registration No. 333-25443 filed on May 1, 2000.


        Supplement Dated August 29, 2000 to Prospectus Dated May 1, 2000
                 Kansas City Life Variable Life Separate Account
                  Survivorship Variable Universal Life Contract

Effective August 29, 2000, we are adding nine Subaccounts to the product. This Supplement revises the Prospectus to provide information on these nine Subaccounts and the corresponding Funds. This Supplement also provides new information regarding changes to the Transfer Privilege section of the Prospectus.

This  supplement  adds  information  to  the  following  five  sections  of  the
Prospectus:

o        Front page-Listing of Funds
o        Diagram of the Contract-Deductions from Assets
o        The Funds
o        Transfer Privilege
o        Illustrations

Listing of Additional Funds

We are adding the following portfolios of a designated mutual fund ("Funds") to the listing on the front page of the Prospectus:

Federated Insurance Series          Manager
Federated International Small       Federated Global Investment Management Corp.
  Company Fund II

Franklin Templeton Variable         Manager
  Insurance Products Trust

Franklin Small Cap Fund (Class 2)   Franklin Advisers, Inc.
Franklin Real Estate Fund (Class 2) Franklin Advisers, Inc.
Templeton Developing Markets        Templeton Asset Management Ltd.
  Securities Fund (Class 2)

AIM Variable Insurance Funds        Manager
AIM V.I. Dent Demographic Trends    A I M Advisors, Inc.
  Fund
AIM V.I. Telecommunications and
  Technology Fund
AIM V.I. Value Fund

Seligman Portfolios, Inc.           Manager
Seligman Capital Portfolio          J. & W. Seligman & Co. Incorporated
  (Class 2)
Seligman Communications and
  Information Portfolio (Class 2)

Diagram of the Contract-Deductions from Assets

The following Fund expense  information is added to the tables beginning on page
7.

                                                       Federated
                                                       International
                                                       Small Company
                                                       Fund II

Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees) 10/         1.25%
Rule 12b-1 Fees 11/                                    0.25%
Shareholder Services Fees 12/                          0.25%
Other Expenses 13/                                     1.00%
Total Annual Fund Expenses                             2.75%
Waiver of Fund Expenses 14/                           (0.25%)
Net Annual Fund Expenses 14/                           2.50%


                                                                      Templeton
                                                                      Developing
                                           Franklin      Franklin     Markets
                                           Small Cap     Real Estate  Securities
                                           Fund          Fund         Fund
                                           (Class 2) 17/ (Class 2)    (Class 2)
                                                                          18/

Franklin Templeton Variable Insurance
Products Trust Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees) 0.55%          0.56% 15/    1.25%
Rule 12b-1 Fees 16/                        0.25%          0.25%        0.25%
Other Expenses                             0.27%          0.02%        0.31%
Total Annual Fund Expenses                 1.07%          0.83%        1.81%


                                         AIM V.I.    AIM V.I.           AIM V.I.
                                         Dent        Telecommunications Value
                                         Demographic and Technology     Fund
                                         Trends Fund Fund
A I M Variable Insurance Funds
Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory     0.85% 19/   1.00%              0.61%
  Fees)
Other Expenses                           0.55% 20/   0.27%              0.15%
Total Annual Fund Expenses               1.40%       1.27%              0.76%


                              Seligman Capital         Seligman Communications
                              Portfolio                and Information Portfolio
                              (Class 2)                (Class 2)
Seligman Portfolios,
  Inc. Annual Expenses
  (as a percentage of average
  net assets)
Management Fees (Investment   0.40%                    0.75%
  Advisory Fees)
Rule 12b-1 Fees 21/           0.25%                    0.25%
Other Expenses                0.19%                    0.11%
Total Annual Fund Expenses    0.84%                    1.11%
Waiver of Fund Expenses        NA 22/                   NA 22/
Net Annual Fund Expenses      0.84% 22/                1.11% 22/


10/ The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this waiver at any time. The maximum management fee is 1.25%.
11/ The Fund has no present intention of paying or accruing the distribution fee during the fiscal year ending December 31, 2000. The maximum distribution fee is 0.25%.
12/ The shareholder services provider expects to voluntarily waive a portion of its fee during the fiscal year ending December 31, 2000. The maximum shareholder services fee is 0.25%.
13/ Since the Fund recently commenced operations, Other Expenses is based on estimates for the current year.
14/ The waiver amount shown in the table reflects only the waiver of the Rule 12b-1 Fees. After deducting the amount of voluntary waivers, the Net Annual Fund Expenses would be 1.50%.
15/ The Fund administration fee is paid indirectly through the management fee. 16/ The Fund has a distribution plan or Rule 12b-1 plan that is described in the Fund's prospectus.
17/ On 2/8/00, a merger and reorganization was approved that combined the assets of the Fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. On 2/8/00, Fund shareholders approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated Total Annual Fund Expenses based on the new fees and assets of the funds as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the Fund's expenses after 5/1/00 would be: Management Fees 0.55%, Rule 12b-1 Fees 0.25%, Other Expenses 0.27%, and Total Annual Fund Expenses 1.07%.
18/ On 2/8/00, shareholders approved a merger and reorganization that combined the Fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated Total Annual Fund Expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the Fund's expenses after 5/1/00 would be estimated as: Management Fees 1.25%, Rule 12b-1 Fees 0.25%, Other Expenses 0.29%, and Total Annual Fund Expenses 1.79%.
19/ The advisor is to receive a fee calculated at the annual rate of 0.85% of the first $2 billion of average daily net assets and 0.80% of the average daily net assets over $2 billion.
20/ Other Expenses is calculated based on estimates for the current year.
21/ Under a Rule 12b-1 Plan adopted by the Fund with respect to each Portfolio, Class 2 shares pay annual 12b-1 Fees of up to 0.25% of average net assets. Each Portfolio pays this fee to Seligman Advisors, Inc., the principal underwriter of the Portfolio's shares. Seligman Advisors uses this fee to make payments to participating insurance companies or their affiliates for services that the participating insurance companies provide to Contract owners of Class 2 shares, and for distribution related expenses. Because these 12b-1 Fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of a Contract owner's investment and may cost you more than other types of sales charges.
22/ The manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of the Portfolio to the extent they exceed 0.20% per annum of average daily net assets. No expenses were reimbursed in 1999. This agreement is not binding on the manager.


The Funds

We are adding the investment objectives for each of the additional Portfolios to The Funds section of the Prospectus beginning on page 13. You should also carefully read the individual prospectuses for each of the Funds along with this Prospectus.

Please note that not all Funds may be available in California.

Federated Insurance Series
(Manager:  Federated Global Investment Management Corp.)

     Federated International Small Company Fund II. The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of foreign companies that have a market capitalization at the time of purchase of $1.5 billion or less.

Franklin Templeton Variable Insurance Products Trust

     Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater at the time of purchase.

     Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry.

     Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.) The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in emerging market equity securities.

AIM Variable Insurance Funds
(Manager:  A I M  Advisors, Inc.)

     AIM V.I. Dent Demographic Trends Fund. The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

     AIM V.I. Telecommunications and Technology Fund. The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing primarily in equity securities of companies throughout the world engaged in the development, manufacture or sale of telecommunications and technology services or equipment.

     AIM V.I. Value Fund. The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.


Seligman Portfolios, Inc.
(Manager:  J. & W. Seligman & Co. Incorporated)

     Seligman   Capital   Portfolio   (Class  2).  The   objective   is  capital
appreciation.   The  Portfolio   invests   primarily  in  the  common  stock  of
medium-sized U.S. companies.

     Seligman Communications and Information Portfolio (Class 2). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.

Transfer Privilege

The following is added to the Transfer Privilege section beginning on page 21 of the Prospectus:

     An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

Illustrations

The second sentence of the first paragraph under Charges Illustrated on page 21 is deleted and replaced by the following:

     The tables assume an average annual expense ration of 0.96% of the average daily net assets of the Portfolios available under the Contracts.

The second sentence of the third paragraph under Charges Illustrated on page 36 is deleted and replaced by the following:

     After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.58%, 4.39% and 10.35%, respectively on a current basis.

The last sentence of the third paragraph under Charges Illustrated on page 36 is deleted and replaced by the following:

     After deduction of Portfolio expenses and the guaranteed mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.85%, 4.10% and 10.05%, respectively.

The illustration tables shown on pages 37 through 40 are deleted and replaced by the following:


                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                      USING CURRENT COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
-------------------------------------------------------------------------------------------------------------------------
   1              6,867            2,429       2,429   1,000,000   2,590    2,590  1,000,000   2,750     2,750   1,000,000
   2             14,077            7,066       7,066   1,000,000   7,676    7,676  1,000,000   8,305     8,305   1,000,000
   3             21,648           11,624      11,624   1,000,000  12,978   12,978  1,000,000  14,427    14,427   1,000,000
   4             29,598           16,102      16,102   1,000,000  18,505   18,505  1,000,000  21,174    21,174   1,000,000
   5             37,945           20,500      20,500   1,000,000  24,265   24,265  1,000,000  28,611    28,611   1,000,000
   6             46,709           25,547      25,547   1,000,000  31,035   31,035  1,000,000  37,613    37,613   1,000,000
   7             55,911           30,501      30,501   1,000,000  38,089   38,089  1,000,000  47,534    47,534   1,000,000
   8             65,574           35,362      35,362   1,000,000  45,436   45,436  1,000,000  58,466    58,466   1,000,000
   9             75,719           40,128      40,128   1,000,000  53,088   53,088  1,000,000  70,511    70,511   1,000,000
  10             86,372           44,797      44,797   1,000,000  61,054   61,054  1,000,000  83,782    83,782   1,000,000
  15            148,180           67,864      67,864   1,000,000 107,459  107,459  1,000,000 175,101   175,101   1,000,000
  20            227,064           88,061      88,061   1,000,000 163,814  163,814  1,000,000 323,447   323,447   1,000,000
  25            327,742          105,746     105,746   1,000,000 232,883  232,883  1,000,000 565,231   565,231   1,380,920
  30            456,236          120,064     120,064   1,000,000 316,900  316,900  1,000,000 956,849   956,849   1,958,775
---------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                    USING GUARANTEED COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- -------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------

   1              6,867            2,421       2,421   1,000,000   2,582    2,582  1,000,000   2,742     2,742   1,000,000
   2             14,077            7,039       7,039   1,000,000   7,645    7,645  1,000,000   8,272     8,272   1,000,000
   3             21,648           11,563      11,563   1,000,000  12,909   12,909  1,000,000  14,349    14,349   1,000,000
   4             29,598           15,997      15,997   1,000,000  18,381   18,381  1,000,000  21,029    21,029   1,000,000
   5             37,945           20,338      20,338   1,000,000  24,067   24,067  1,000,000  28,370    28,370   1,000,000
   6             46,709           25,314      25,314   1,000,000  30,740   30,740  1,000,000  37,241    37,241   1,000,000
   7             55,911           30,184      30,184   1,000,000  37,672   37,672  1,000,000  46,989    46,989   1,000,000
   8             65,574           34,947      34,947   1,000,000  44,871   44,871  1,000,000  57,699    57,699   1,000,000
   9             75,719           39,603      39,603   1,000,000  52,346   52,346  1,000,000  69,466    69,466   1,000,000
  10             86,372           44,151      44,151   1,000,000  60,106   60,106  1,000,000  82,393    82,393   1,000,000
  15            148,180           66,417      66,417   1,000,000 104,911  104,911  1,000,000 170,561   170,561   1,000,000
  20            227,064           85,201      85,201   1,000,000 158,117  158,117  1,000,000 311,385   311,385   1,000,000
  25            327,742           99,528      99,528   1,000,000 220,569  220,569  1,000,000 536,027   536,027   1,309,573
  30            456,236          104,882     104,882   1,000,000 290,116  290,116  1,000,000 887,103   887,103   1,815,996
------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                      USING CURRENT COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- --------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
   1              6,867            2,429       2,429   1,002,429   2,590    2,590  1,002,590   2,750     2,750   1,002,750
   2             14,077            7,066       7,066   1,007,066   7,676    7,676  1,007,676   8,305     8,305   1,008,305
   3             21,648           11,624      11,624   1,011,624  12,978   12,978  1,012,978  14,426    14,426   1,014,426
   4             29,598           16,101      16,101   1,016,101  18,504   18,504  1,018,504  21,173    21,173   1,021,173
   5             37,945           20,499      20,499   1,020,499  24,264   24,264  1,024,264  28,609    28,609   1,028,609
   6             46,709           25,545      25,545   1,025,545  31,032   31,032  1,031,032  37,610    37,610   1,037,610
   7             55,911           30,497      30,497   1,030,497  38,084   38,084  1,038,084  47,528    47,528   1,047,528
   8             65,574           35,355      35,355   1,035,355  45,427   45,427  1,045,427  58,454    58,454   1,058,454
   9             75,719           40,117      40,117   1,040,117  53,074   53,074  1,053,074  70,492    70,492   1,070,492
  10             86,372           44,782      44,782   1,044,782  61,032   61,032  1,061,032  83,751    83,751   1,083,751
  15            148,180           67,786      67,786   1,067,786 107,326  107,326  1,107,326 174,873   174,873   1,174,873
  20            227,064           87,802      87,802   1,087,802 163,286  163,286  1,163,286 322,336   322,336   1,322,336
  25            327,742          105,091     105,091   1,105,091 231,278  231,278  1,231,278 562,062   562,062   1,562,062
  30            456,236          118,702     118,702   1,118,702 312,844  312,844  1,312,844 951,159   951,159   1,951,159
--------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                      USING GUARANTEED COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- --------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
   1              6,867            2,421       2,421   1,002,421   2,582    2,582  1,002,582   2,742     2,742   1,002,742
   2             14,077            7,038       7,038   1,007,038   7,645    7,645  1,007,645   8,272     8,272   1,008,272
   3             21,648           11,563      11,563   1,011,563  12,909   12,909  1,012,909  14,349    14,349   1,014,349
   4             29,598           15,996      15,996   1,015,996  18,380   18,380  1,018,380  21,028    21,028   1,021,028
   5             37,945           20,337      20,337   1,020,337  24,065   24,065  1,024,065  28,368    28,368   1,028,368
   6             46,709           25,312      25,312   1,025,312  30,737   30,737  1,030,737  37,237    37,237   1,037,237
   7             55,911           30,179      30,179   1,030,179  37,666   37,666  1,037,666  46,982    46,982   1,046,982
   8             65,574           34,940      34,940   1,034,940  44,862   44,862  1,044,862  57,687    57,687   1,057,687
   9             75,719           39,592      39,592   1,039,592  52,331   52,331  1,052,331  69,446    69,446   1,069,446
  10             86,372           44,135      44,135   1,044,135  60,083   60,083  1,060,083  82,361    82,361   1,082,361
  15            148,180           66,335      66,335   1,066,335 104,773  104,773  1,104,773 170,322   170,322   1,170,322
  20            227,064           84,902      84,902   1,084,902 157,516  157,516  1,157,516 310,129   310,129   1,310,129
  25            327,742           98,614      98,614   1,098,614 218,367  218,367  1,218,367 531,654   531,654   1,531,654
  30            456,236          102,415     102,415   1,102,415 282,864  282,864  1,282,864 877,908   877,908   1,877,908
--------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


                                     PART II
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     The By-Laws of Kansas City Life  Insurance  Company  provide,  in part,  in
Article XII:

     1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

     2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

   Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

     Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


REPRESENTATIONS RELATING TO FEES AND CHARGES


Kansas City Life Insurance Company hereby represents that the fees and charges deducted under the contracts described in this post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by Kansas City Life Insurance Company.


                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents: The facing sheet.
     The prospectus consisting of 71 pages. Undertaking to file reports.7
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Vice President and Associate Actuary
      (c) Sutherland, Asbill & Brennan LLP
      (d) Independent Auditors

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1) Resolutions of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account.1
     (2) Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc..1
          (b) Not applicable.
          (c) Schedule of Sales Commissions.3
     (4)  Not applicable.
     (5)  (a) Specimen Contract Form.3
          (b) Contract Split Option Rider.3
          (c) Joint First to Die Term Life Insurance Rider.3

          (d) Joint Survivorship Four-Year Term Life Insurance Rider.3

     (6) (a) Articles of Incorporation of Bankers Life Association of Kansas City.1

          (b) Restated Articles of Incorporation of Kansas City Life Insurance Company.1

          (c) By-Laws of Kansas City Life Insurance Company.1

     (7) Not applicable.

     (8) (a) Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company.1

          (b)  Agreement  between  Kansas  City  Life  Insurance  Company,   TCI
               Portfolios, Inc. and Investors Research Corporation.1

          (c) Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.1

          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.3

          (e) Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II. 4

          (f) Amended and Restated Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.5

          (g) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc.7

          (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc.
               (d/b/a Drefus Stock Index Fund). 4

          (i) Revised Exhibit B to Fund Participation Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.7

          (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Kansas City Life Insurance Company.7

          (k)  Form of Fund  Participation  Agreement  between  Kansas City Life
               Insurance  Company  and  Seligman   Portfolios,   Inc.,  Segliman
               Advisors, Inc.7


     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum describing issuance, transfer, and redemption procedures.

B.   Not applicable.

C. Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered. **
3.   Not applicable. 4. Not applicable. 5. Not applicable.
6. Opinion and Consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered.
7. (a) Consent of Ernst & Young LLP. (b) Consent of Sutherland, Asbill & Brennan LLP. (c) Consent of C. John Malacarne. See Exhibit 2.

----------------------

1 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 033-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration statement (File No. 033-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Variable Life Separate Account filed on July 15, 1997

4 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Variable Life Separate Account filed on April 19, 1999.

5 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Life Variable Life Separate Account filed on April 29, 1999.

6 Incorporate herein by reference to Post-Effective Amendment No. 6 of the S-6 Registration Statement (File No. 33-95354) filing for Kansas City Life Variable Life Separate Account filed on May 1, 2000.

7 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account filed on August 28, 2000.

                              SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Kansas City Life Variable Life Separate Account certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 4 to its Registration Statement and has duly caused this Post-Effective Amendment No. 4 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be herunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 16th day of August, 2000.



[SEAL]
                                             Kansas City Life Variable Life
                                             Separate Account
                                             Registrant

                                             Kansas City Life Insurance Company

                                             By:/s/ R. Philip Bixby
                                             R. Philip Bixby, President,CEO,
                                             Vice Chairman of the Board &
                                             Director

Attest: /s/ C. John Malacarne
            C. John Malacarne


     Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                 Title                        Date

/s/ R. Philip Bixby       President, CEO, Vice Chairman     August 16, 2000
R. Philip Bixby           of the Board and Director

/s/ Richard L. Finn       Senior Vice President, Finance    August 16, 2000
Richard L. Finn           and Director
                          (Principal Financial Officer)

/s/ John K. Koetting      Vice President and Controller     August 16, 2000
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and
J. R. Bixby               Director                          August 16, 2000

/s/ Walter E. Bixby III   Director                          August 16, 2000
W. E. Bixby III

Daryl D. Jensen           Director                          August 16, 2000

/s/ C. John Malacarne     Director                          August 16, 2000
C.  John Malacarne

/s/ Jack D. Hayes         Director                          August 16, 2000
Jack D. Hayes

Webb R. Gilmore           Director                          August 16, 2000

/s/ Warren J. Hunzicker, M.D.  Director                     August 16, 2000
Warren J. Hunzicker, M.D.

Michael J. Ross           Director                          August 16, 2000

Elizabeth T. Solberg      Director                          August 16, 2000

E. Larry Winn Jr.         Director                          August 16, 2000

Nancy Bixby Hudson        Director                          August 16, 2000


                              Exhibit Index
List
Page

1.A.(11)       Memorandum describing issuance, transfer and redemption
               procedures.
2.             Opinion  and  Consent  of C.  John  Malacarne,  Esq.,  as to  the
               legality of the securities being registered.
6.             Opinion  and  Consent  of  Mark A.  Milton,  Vice  President  and
               Actuary,  as to actuarial  matters  pertaining  to the
               securities being registered.
7.(a)          Consent of Ernst & Young, LLP
7.(b)          Consent of Sutherland Asbill & Brennan LLP

AUGUST 2000
DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM SURVIVORSHIP LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable survivorship life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I. Procedures Relating to Purchase and Issuance of the Contracts and Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws. Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same amount and type of Death Benefit. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insureds' mortality risk as actuarially determined utilizing factors such as Age, sex, level of Specified Amount, health and occupation of each Insured. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same Total Sum Insured. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information on each proposed Insured, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement "TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two months of minimum initial premium (one month of minimum initial premium is required for Contracts when premium payments will be made under a pre-authorized payment or combined billing arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments the Owner proposes to make. (See "Planned Premium Payments," below.)

In general, when applications are submitted with the required premium payment (and the premium payment is submitted in "good order") the Contract Date will be the same as that of the TIA.For Contracts where the required premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions, described below. .

Contract Date Calculated to Be 29th, 30th or 31st of Month
No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be set to the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the date of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the date we receive a full monthly allotment.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date up to which the premiums for the previous contract were paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date up to which premiums were paid.

Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insureds' insurability, which may include a medical examination of the proposed Insureds. The available issue ages are 20 through 85 for each Insured. There are four risk classes available: preferred non-tobacco user, standard non-tobacco user, preferred tobacco user, tobacco user. Age is determined on the Contract Date based on the Insured's age last birthday. For various purposes under the Contracts the Insureds' joint age will be calculated under the Frasier method. The minimum Total Sum Insured is $200,000. The minimum Specified Amount is $100,000. The minimum Additional Insured Amount is $10,000 and the maximum Additional Insurance Amount at the time of issue is four times the Specified Amount. This coverage may increase to a maximum of 8 times the Specified Amount after issue. The minimum $200,000. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while at least one Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to both Insureds' deaths by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments, subject to the procedures described below. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2. Procedures for Accepting Additional Premium Payments. Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to increase the Additional Insurance Amount, subject to our underwriting requirements. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Premium Payments. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Premium Payment entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of any increase in planned premium payment.

4. Guaranteed Minimum Death Benefit Option and Guaranteed Minimum Death Benefit Option Premium. An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if Coverage Option B is elected or if the Joint First to Die Rider is issued with the Contract. If this option has been elected, it guarantees payment of the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, provided that the
Guaranteed  Minimum  Death  Benefit  Option  Premium  requirement  is  met.  The
Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. The Guaranteed Minimum Death Benefit Option Premium requirement is met if, on each Monthly Anniversary Day:

o the cumulative premiums paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Options Premiums (the amount of the Guaranteed
     Minimum Death Benefit Option Premium is shown in the Contract), plus Indebtedness, where

o    the term "the  cumulative  premiums paid" means the amount that is equal to
     (A) the sum of all premiums paid, less (B) the sum of all partial surrenders, with (A) and (B) each accumulated at an annual effective interest rate of 4.)% from the date the Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated, and

o the term "cumulative Guaranteed Minimum Death Benefit Option Premiums means the amount that is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums, with each such premium accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If the Guaranteed Minimum Death Benefit Option Premium requirement is not met, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day Kansas City Life mails the notice that the Guaranteed Minimum Death Benefit Option is in default and the amount of premium required to maintain the Guaranteed Minimum Death Benefit Option. The default premium will be the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus indebtedness is greater than the cumulative paid premium. The Guaranteed Minimum Death Benefit Option will terminate if sufficient premium is not paid by the end of the notice period.

If the policy contains any Additional Insurance Amount coverage or any optional benefit riders, then in addition to testing the Guaranteed Minimum Death Benefit Option Premium requirement as outlined above, the Contract Value will be tested to ensure that the policy is funded at a sufficient level to support the Additional Insurance Amount or other optional benefit riders. On each Monthly Anniversary Day the Cash Surrender Value will be tested to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day Kansas City Life mail notice of the default premium amount. The default premium will be equal to the payment which would be sufficient to provide a Cash Surrender Value equal to three monthly deductions. The Additional Insurance Amount coverage and other optional benefit riders will be removed from the contract if payment at least equal to the default premium is not received by the end of the notice period.

There is no charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 a monthly charge per $1,000 of Specified Amount at issue will apply. The Guaranteed Minimum Death Benefit Option is not available for Coverage Option B Contracts, for Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount or for Contracts which include the Joint First to Die Rider. The Guaranteed Minimum Death Benefit Option will terminate upon your request, if the Coverage Option is changed to B or if the amount of the Additional Insurance Amount is increased to more than the Specified Amount.

The Guaranteed Minimum Death Benefit Option may be reactivated within two years of termination of such option. Re-activation requires: (1) written notice to restore the option, (2) evidence of insurability of the Insureds satisfactory to us, unless Re-activation is requested within one year after the beginning of the notice period; and (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid premiums on the date of Re-activation. On the Monthly Anniversary Day on which the Re-activation takes effect, Kansas City Life will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option Charges. Kansas City Life reserves the right to deny Re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

5. Premium Payments Upon Increase in Additional Insurance Amount. Depending on the Contract Value at the time of an increase in the Additional Insured Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Premium Payments may be advisable.

6. Premium Payments to Prevent Lapse. If the Guaranteed Minimum Death Benefit Option has been elected, the Specified Amount is guaranteed to remain in force as long as the Guaranteed Minimum Death Benefit Option Premium requirement is met on each Monthly Anniversary Day. However, while failure to meet the Guaranteed Minimum Death Benefit Option Premium requirement will cause the
Guaranteed Minimum Death Benefit Option to terminate, such failure will not necessarily cause the Contract to lapse. Riders are not guaranteed by the Guaranteed Minimum Death Benefit Option and will terminate if the Cash Surrender Value becomes negative.

If the Guaranteed Minimum Death Benefit Option has not been elected or has been removed, a grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Contract will remain in force during the grace period. If the last surviving Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the last surviving Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Indebtedness becomes excessive.

C.      Allocation and Crediting of Initial and Additional Premiums

1. The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of forty-two Subaccounts, twenty-one of which support the Contracts, and thirty of which support other flexible premium variable life insurance contracts used by Kansas City Life. The assets of the Subaccounts are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds: MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios"), Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc, J.P. Morgan Series Trust II, Franklin Templeton Variable Insurance Products Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc.. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., J.P. Morgan Series Trust II, Franklin Templeton Variable Insurance Products Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc. or any other investment company.

2. Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated, although the number of Subaccounts to which net premiums may be allocated will never be less than twelve. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in allocation may also be made by telephone if a proper authorization has been provided. The change will apply to premium payments received with or after receipt of notice.

b. Allocation of Initial Net Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. On the Reallocation Date Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the Valuation Day that it receives Written Notice requesting such transfer. Transfers may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

4. No-Fee Transfer Right. This additional, one-time transfer feature allows the Owner to transfer all or a portion of the Variable Account Value to the Fixed Account and Kansas City Life will make this transfer without applying the transfer processing fee (even if the Owner has already used the six free transfers for the Contract Year.) This Additional No-Fee Transfer Right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Additional Insurance Amount.


B.      Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Changes may be made in dollar cost averaging by telephone if proper authorization has been provided. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months, when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

C.      Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. Changes may be made in the Portfolio Rebalancing Plan if proper authorization has been provided. If the Dollar Cost Averaging Plan has been elected and has not been completed, the
Portfolio  Rebalancing  Plan  will  commence  on  the  Monthly  Anniversary  Day following the termination of the Dollar Cost Averaging Plan. Portfolio rebalancing will terminate when you request any transfer or the day Kansas City Life receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

Portfolio rebalancing will terminate when the Owner requests any transfer unless the Owner authorizes a change in allocation at that time or the day Kansas City Life receives written notice instructing Kansas City Life to cancel the plan.


III. "Redemption" Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.      "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states Kansas City Life may be required to refund the greater of Contract Value and premiums paid.

B.      Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. Kansas City Life may require return of the Contract. A surrender request will be processed as of the date the Owner's Written Request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

C.      Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value in addition to the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A or L is in effect, Kansas City Life will reduce the Contract Value by the partial surrender amount. The Total Sum Insured will be reduced by the partial surrender amount minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Total Sum Insured, the Total Sum Insured will not be reduced. If Coverage Option B is in effect Kansas City Life will reduce the Contract Value by the partial surrender amount. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's Written Request is received in good order, and generally will be paid within seven calendar days. A Written Request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

D.      Partial Surrender Fee
Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

E..      Redemptions for Monthly Deduction
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior or on to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges,
(2) cost of insurance charges, and (3) any charges for optional benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

F.      Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the death of the last surviving Insured that Kansas City Life deems satisfactory. Kansas City Life may also require proof of the death of the Insured who died first and may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

     As described below, Kansas City Life will pay Death Benefit proceeds through Kansas City Life's Personal Growth Account. Kansas City Life places proceeds to be paid through the Personal Growth Account in their general account. The Personal Growth Account pays interest and provides check-writing privileges under which Kansas City Life reimburses the bank that pays the check out of the proceeds held in their general account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. Kansas City Life pays interest on Death Benefit Proceeds from the date of death to the date the Personal Growth Account is closed.

The Personal Growth Account is not a bank account and is not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Benefit proceeds through the Personal Growth Account when:

o    the proceeds are paid to an individual; and
o    the amount of proceeds is $5,000 or more.

Any other use of the Personal Growth Account requires Kansas City Life's approval.


1. Amount of Death Benefit Proceeds. The Death Benefit proceeds payable upon the death of the last surviving Insured are equal to the sum of: (1) the greater of:
(a) the Death Benefit under the Coverage Option selected, calculated as of the date of the last surviving Insured's death, or (b) the Corridor Death Benefit; and (2) an amount equal to any benefits provided by any option benefits or riders, plus any premiums received after the date of death, minus any indebtedness on that date, and, if the death occurred during a grace period, minus any past due Monthly Deductions. A minimum Death Benefit may be provided under the Guaranteed Minimum Death Benefit Option. If all or part of the Death Benefit proceeds are paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of three Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured. Under Option B, the Death Benefit is the Total Sum Insured on the date of death of the last surviving Insured plus the Contract Value on the date of such death. Under Coverage Option L, the Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be equal to the amount calculated in (1).

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

4. Changes in Coverage Option. Kansas City Life reserves the right to require that no change in Coverage Option occur during the first Contract Year and that no more than one increase be made in any 12-month period. Coverage Option L is only available at issue. After any change, the Total Sum Insured must be at least $200,000 and the Specified Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner's application for change.

If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change. If the Coverage Option is A or L, it may be changed to B subject to evidence of insurability satisfactory to Kansas City Life. (See "Underwriting Requirements," above.) The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000. If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

Kansas City Life reserves the right to decline any Coverage Option change that Kansas City Life determines would cause the Contract to not qualify as life insurance under applicable tax laws.

5. Increases in the Additional Insurance Amount

Increases to the Additional Insurance Amount may be made either through scheduled annual increases requested and through unscheduled increases requested at any other time of the Owner's choosing. The maximum Additional Insurance Amount coverage is four times the Specified Amount at issue. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled increases to the Additional Insurance Amount, subject to Kansas City Life's approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. The percentage increase will be based on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase not to exceed a dollar amount equal to 25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option will not be available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

The Owner may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. Kansas City Life reserve the right to require that no increases in Additional Insurance Amount occur during the first Contract Year and that no more than one increase be made in any 12-month period.

Any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time. A change in Planned Premium Payments may be advisable.

The increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. If the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate. In addition, if the Cash Surrender Value is at any time insufficient to pay monthly deductions for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.

6.  Decreases in Total Sum Insured
The Owner may request a decrease in the Total Sum Insured. When a decrease in Total Sum Insured is made, Kansas City Life will first reduce any amount of Additional Insurance Amount remaining and only then reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.

Kansas City Life reserves the right to require that no decreases occur during the first Contract Year and that no more than one decrease be made in any 12-month period.

Kansas City Life reserves the right to require that the Total Sum Insured after any decrease be at least $200,000 and the Specified Amount must be $100,000. The Owner must provide written notice to the Home Office of his intention to decrease the Specified Amount. The effective date of the decrease will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner's request for a decrease.

Decreasing the Total Sum Insured may have the effect of decreasing monthly Cost of Insurance Charges. However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

G.      Loans

1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a Written Request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's Written Request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner may specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4. Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be requested. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5. Loan Repayment. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Kansas City Life reserves the right to require that each loan repayment be at least $10.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

H.      Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. You also may choose a minimum guaranteed payment period or an installment refund option as part of your life income payment option. The minimum guaranteed payment period guarantees that life income payments will continue after death until payments have been paid for the full guaranteed payment period selected. The installment refund option guarantees that life income payments will continue after death until the total income payments received equal the amount of proceeds applied when the option was initially selected.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

I.      Delay in Redemptions or Transfers
Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

J.      Telephone Transfer, Premium Allocation Changes and Loan Privileges

1. Election of the Program. Transfers, changes in premium allocation, changes in dollar cost averaging, changes in portfolio rebalancing, and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.

2. Procedures Employed to Confirm Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions.
Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

APPENDIX A

On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to or on the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges, (2) cost of insurance charges, and (3) any optional benefit charges, as described below. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

     Monthly Expense Charge. The Monthly Expense Charge is made up of two parts:

     (1)  a charge of $12.50 per month for the first five Contract Years.

     (2) a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements. The Monthly Expense Charge is guaranteed not to increase.

     Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. Kansas City Life may make a profit from this charge. Any profit may be used to finance distribution expenses. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (see "Coverage Options," page 30), discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the monthly equivalent of 4% per year.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting:
Standard Tobacco User, Standard Nontobacco User, Preferred Nontobacco User and Preferred Tobacco User. The Insureds may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

Kansas City Life places the Insureds in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Additional Insurance Amount is requested, Kansas City Life conducts underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Additional Insurance Amount, and the existing risk class will continue to apply to the existing Additional Insurance Amount.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.

     Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge will be $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge will be based on the Specified Amount and will be deducted monthly.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors Kansas City Life will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following optional benefits are available and may be added to the Contract. Monthly charges for these optional benefits will be deducted from Contract Value as part of the Monthly Deduction. All of these benefits may not be available in all states.

     Contract Split Option Rider
     Issue Ages:  20-75
     This rider allows the Owner to split the Contract equally into two individual policies, one on the life of each Insured. This split option will be offered without evidence of insurability under the conditions that the request is made as the result of either (1) the divorce of the two Insureds; or (2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%. Specific other conditions must also be met in order to qualify. When this option is exercised, the existing Contract will be terminated. The new contracts will be based on the Insureds' Age, sex, and risk class at the time of issue of the original Contract. This rider will terminate at the older Insured's age 80. The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.


     Joint First to Die Term Life Insurance Rider
     Issue Ages:  20-85
     This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's age 100 and while this rider is in force. The coverage under this rider may be increased (subject to insurability) or decreased. The Owner may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

     Joint Survivorship Four-Year Term Life Insurance Rider
     Issue Ages:  20-85
     This rider provides four-year level term insurance and expires four years after the effective date of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.

     The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.

Bonus on Contract Value in the Variable Account
A bonus may be credited to the Contract on each Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of .125% of the Contract Value in each Subaccount of the Variable Account. The bonus is not guaranteed and will be paid at Kansas City Life's sole discretion.